Exhibit 10(p)

FIRST AMENDMENT TO THE AMENDED
AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT, TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 6, 2002 (this “Amendment”), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (as successor in interest to United States Steel LLC), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the “Funding Agents”) and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1.                                Amendments.

A.                                   Section 1.6(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“b.                                If at any time the Seller shall wish to cause the reduction of Capital of the Purchased Interest (but not to commence the liquidation, or reduction to zero, of the entire Capital of the Purchased Interest), the Seller may do so as follows:

(i)                                     the Seller shall give each Funding Agent and the Servicer at least two Business Days’ prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence);

(ii)                                  on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections not to be reinvested pursuant to Section 1.4 or 1.5, as applicable, until the amount thereof not so reinvested shall equal the desired amount of reduction; and

(iii)                               the Servicer shall hold such Collections in trust in the Concentration Account (or, if required pursuant to Section 1.5, transfer to the

Collection Account) for the benefit of the Purchasers, for payment to each applicable Funding Agent ratably (according to the outstanding Net Investment of each Purchaser relating to such Funding Agent) on the next Settlement Date immediately following the current Settlement Period, and the Capital (and each applicable Net Investment) of the Purchased Interest shall be deemed reduced in the amount to be paid to the Funding Agents only when in fact finally so paid;

provided, that:

(A)                              notwithstanding the requirement to make such a payment on a Settlement Date as described in clause (iii) above, the Seller may, prior to the occurrence and continuation of any Termination Event, so long as sufficient funds have been retained or deposited in the Collection Account therefor (including out of any funds of the Seller deposited therein and available therefor at such time), and so long as the Seller has provided each Funding Agent at least two Business Days prior written notice thereof (such notice to be received on or prior to 11:00 a.m. (New York Time) on such Business Day), make the payments (in accordance with such clause (iii) above, other than the requirement that such payments be made on a Settlement Date) to reduce the Capital (and each applicable Net Investment), on any day during such related Settlement Period prior to such Settlement Date, and shall (x) on the date of such payments, to the extent that any applicable Purchaser is funding its Net Investment (or any portion thereof) at such time through a source of funds which matures or is maturing on such date, pay to such Purchaser (or the applicable Funding Agent on its behalf) in respect of the accrued and unpaid Discount on such source of funds at such time, an amount equal to such Purchaser’s ratable share of the Discount (with respect to such source of funds) being held by the Servicer or the Collateral Agent for the benefit of all Purchasers in respect of the aggregate Discount pursuant to Section 1.4 or 1.5, as the case may be, and (y) on the next succeeding Settlement Date relating to any applicable Net Investment for any Purchaser, pay to such Purchaser the amount, if any, of additional Discount related to the applicable Net Investment (or portion thereof) so reduced (and with respect to which the related source of funds therefor does not mature on the date of such repayment as described in clause (x) above), that would have accrued on such Net Investment (or portion thereof) through the maturity date of such related source of funds, or the portion so reduced (such amount, the applicable “Breakage Fee”) (as notified to the Seller in writing on or prior to such Settlement Date by the applicable Funding Agent for such Purchaser) and payable at the time and in the same order of priority that Discount is payable on such date pursuant to Section 1.4 or 1.5, as the case may be; it being understood that any Purchaser who receives a Breakage Fee pursuant to clause (y) above on any Settlement Date, shall (or shall cause the applicable Funding Agent on its behalf), on or prior to the second Business Day following such Settlement Date on which such Breakage Fee was received, pay to the Seller an amount equal to the income, if any, received by such Purchaser (up to an amount not exceeding the applicable Breakage Fee paid with respect thereto), from investing the amounts received by it from the Seller to so reduce such Net

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Investment (or portion thereof) in accordance with this paragraph (A), as determined by the applicable Funding Agent, which determination shall be binding and conclusive absent manifest error.  In addition, if any such reduction payment is made prior to the related Settlement Date, the amount of any such reduction shall be not less than $5,000,000 (with respect to payments made to any Purchaser) and shall be an integral multiple of $1,000,000, and the Net Investment of any Purchaser after giving effect to such reduction, if not reduced to zero, shall be not less than $5,000,000 and shall be in an integral multiple of $500,000 and

(B)                                the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Settlement Period.”

B.                                     The term “Termination Fee” for all purposes of the Agreement and the other Transaction Documents, is hereby replaced with the term “Yield Protection Fee” in any place where it appears throughout such documents, and Exhibit I to the Agreement is hereby amended by amending and restating the definition of “Yield Protection Fee” (and placing it in the appropriate alphabetical order) in its entirety to read as follows:

““Yield Protection Fee”  means, for any Settlement Period, with respect to any Net Investment, to the extent that (i) any payments are made by the Seller to a Purchaser (including payments made in accordance with the proviso in Section 1.6(b)(iii)) in respect of such Net Investment hereunder prior to the applicable maturity date of any Notes or other instruments or obligations used or incurred by such Purchaser to fund or maintain such Net Investment or (ii) any failure by the Seller to borrow, continue or prepay any Net Investment on the date specified in the related purchase notice delivered pursuant to Section 1.2 of the Agreement, the amount, if any, of the additional Discount related to such Net Investment that would have accrued through the maturity date of such Notes or other instruments or obligations on the portion thereof for which payments were received from the Seller (or with respect to which the Seller failed to borrow such amounts); it being understood that any Purchaser who receives any Yield Protection Fee as part of the Discount payable to it on any Settlement Date, shall (or shall cause the applicable Funding Agent on its behalf), on or prior to the second Business Day following such Settlement Date on which such Yield Protection Fee was received, pay to the Seller an amount equal to the income, if any, received by such Purchaser (up to an amount not exceeding the applicable Yield Protection Fee paid with respect thereto), from investing the amounts received by it from the Seller to so reduce such Net Investment (or portion thereof) or such amounts not so borrowed, as determined by the applicable Funding Agent, which determination shall be binding and conclusive absent manifest error.”

C.                                     The definition of “Discount” in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

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““Discount” means:

(a) for the Portion of Capital for any Settlement Period to the extent the applicable Purchaser will be funding such Portion of Capital during such Settlement Period through the issuance of Notes:

CPR x C x ED/360 + YPF

(b) for the Portion of Capital for any Settlement Period to the extent the Issuer will not be funding such Portion of Capital during such Settlement Period through the issuance of Notes:

AR x C x ED/Year + YPF

where:

AR	=	the applicable Alternate Rate for the Portion of Capital for such Settlement Period,

C	=	the relevant Portion of Capital during such Settlement Period,

CPR	=	the applicable CP Rate for the Portion of Capital,

ED	=	the actual number of days during such Settlement Period,

Year	=	if such Portion of Capital is funded based upon: (i) the Eurodollar Rate, 360 days, and (ii) the Base Rate, 365 or 366 days, as applicable, and

YPF	=	the Yield Protection Fee, if any, for the Portion of Capital for such Settlement Period;

provided, however, that during the occurrence and continuance of a Termination Event, the CP Rate shall not be available and Discount for the Portion of Capital shall be determined for each day in a Settlement Period using a rate equal to 2.00% per annum above the Eurodollar Rate (or, if for any reason, the Eurodollar Rate is not then available, the Base Rate) in effect on such day; provided, further, that no provision of the Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and provided further, that Discount for the Portion of Capital shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.”

SECTION 2.                                Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute

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an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3.                                Miscellaneous.

A.                                   This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  The effectiveness of this Amendment is subject to the condition precedent that the Collateral Agent and the Funding Agents shall have received counterparts of this Amendment, duly executed by all parties hereto.

B.                                     The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C.                                     This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D.                                    Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

E.                                      Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F.                                      THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION, as initial Servicer

By:	/s/ Gretchen R. Haggerty
Name:	Gretchen R. Haggerty
Title:	Senior Vice President & Controller

By:	/s/ David C. Greiner
Name:	David C. Greiner
Title:	Assistant Treasurer

U.S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ David C. Greiner
Name:	David C. Greiner
Title:	Treasurer

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FUNDING AGENTS AND PURCHASERS:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

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JPMORGAN CHASE BANK, as a Committed Purchaser for Delaware Funding Corporation and JPMorgan Chase Bank, as Purchasers

By:	/s/ Bradley S. Schwartz
Name:	Bradley S. Schwartz
Title:	Managing Director

JPMORGAN CHASE BANK, as a Funding Agent for Delaware Funding Corporation

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Assistant Vice President

JPMORGAN CHASE BANK, as attorney- in-fact for Delaware Funding Corporation, as a CP Conduit Purchaser

By:	/s/ Bradley S. Schwartz
Name:	Bradley S. Schwartz
Title:	Managing Director

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COLLATERAL AGENT:

THE BANK OF NOVA SCOTIA, as Collateral Agent

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

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SECOND AMENDMENT TO THE AMENDED
AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 27, 2002 (this “Amendment”), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as seller (the “seller”), UNITED STATES STEEL CORPORATION (formerly known as United States Steel LLC), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the “Funding Agents”) and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with it successors and assigns in such capacity, the “Collateral Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (as amended through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

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WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendment.

A.                                   The clause (a) of the definition of “Alternate Rate” in Exhibit I to the Agreement is hereby amended by replacing “2.0%” therein with “2.50%”.

SECTION 2.  Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3.  Miscellaneous.

A.           This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  The effectiveness of this Amendment is subject to the condition precedent that the Collateral Agent and the Funding Agents shall have received counterparts of this Amendment, duly executed by all parties hereto.

B.                                     The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C.                                     This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D.                                    Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

E.                                      Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F.                                      THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION, as initial Servicer

By:	/s/ G. R. Haggerty
Name:	G. R. Haggerty
Title:	Senior Vice President & Treasurer

By:	/s/ L. T. Brockway
Name:	L. T. Brockway
Title:	Assistant Treasurer

U.S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ L. T. Brockway
Name:	L. T. Brockway
Title:	Vice President

FUNDING AGENTS AND PURCHASERS:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Andrew L. Stidd
Name:	Andrew L. Stidd
Title:	President

JPMORGAN CHASE BANK, as a Committed Purchaser for Delaware Funding Corporation and JPMorgan Chase Bank, as Purchasers

By:	/s/ Bradley S. Schwartz
Name:	Bradley S. Schwartz
Title:	Managing Director

JPMORGAN CHASE BANK, as a Funding Agent for Delaware Funding Corporation

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Assistant Vice President

JPMORGAN CHASE BANK, as attorney-in-fact for Delaware Funding Corporation, as a CP Conduit Purchaser

By:	/s/ Bradley S. Schwartz
Name:	Bradley S. Schwartz
Title:	Managing Director

COLLATERAL AGENT:

THE BANK OF NOVA SCOTIA, as Collateral Agent

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director